S000001129 [Member] Investment Strategy - AMG River Road Dividend All Cap Value Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities with yields that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes will exceed that of the Russell 3000 Value Index. The Fund invests primarily in dividend paying common stocks, publicly traded partnerships (“PTPs”), and real estate investment trusts (“REITs”). The Fund may also invest in foreign securities (directly and through depositary receipts), convertible preferred stocks, and royalty income trusts.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). The Subadviser combines a stock’s conviction rating with its discount to value in an effort to determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.